Exhibit 99.1

NEWS RELEASE

KOSMOS ENERGY APPOINTS YVES-LOUIS DARRICARRÈRE TO BOARD OF DIRECTORS

DALLAS — (BUSINESS WIRE) — December 9, 2015 — Kosmos Energy (NYSE: KOS) announced today that Yves-Louis Darricarrère has been appointed to its Board of Directors effective immediately.

Mr. Darricarrère retired earlier this year from Total S.A. after a distinguished thirty-seven year career in which he served most recently as Executive Vice President of Total S.A., and President of Total Upstream, with responsibility for all group upstream activities in more than forty countries on five continents. Mr. Darricarrère is a graduate of the Ecole Nationale Supèrieure des Mines and Institut d’Etudes Politiques, both in Paris, and he holds a master’s degree in economic science. He is also a chevalier de la Lègion d’Honneur (Knight of the French Legion of Honour). Mr. Darricarrère is currently a Senior Advisor with Lazard, a multinational financial advisory and asset management firm, as well as a Senior Lecturer in energy geopolitics at the Institut d’Etudes Politiques de Paris.

Commenting on the appointment of Mr. Darricarrère, Kosmos’ Chairman and Chief Executive Officer Andrew G. Inglis said: “We are delighted to have Yves-Louis join our Board of Directors at this important time in the company’s history. With our growing production in Ghana, two major discoveries offshore Mauritania in 2015, and a strong exploration portfolio, Kosmos has a bright future. Given his extensive experience managing major exploration and production projects while with Total, I am confident that Yves-Louis will bring deep industry knowledge and fresh perspective to our Board.”

About Kosmos Energy

Kosmos Energy is a leading independent oil and gas exploration and production company focused on frontier and emerging areas along the Atlantic Margin. Our assets include existing production and other major development projects offshore Ghana, as well as exploration licenses with significant hydrocarbon potential offshore Mauritania, Portugal, Sao Tome and Principe, Senegal, Suriname, Morocco and Western Sahara. As an ethical and transparent company, Kosmos is committed to doing things the right way. The company’s Business Principles articulate our commitment to transparency, ethics, human rights, safety and the environment. Read more about this commitment in the Kosmos 2014 Corporate Responsibility Report. Kosmos is listed on the New York Stock Exchange and is traded under the ticker symbol KOS. For additional information, visit www.kosmosenergy.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical facts, included in this press release that address activities, events or developments that Kosmos expects, believes or anticipates will or may occur in the future are forward-looking statements. Kosmos’ estimates and forward-looking statements are mainly based on its current expectations and estimates of future events and trends, which affect or may affect its businesses and operations. Although Kosmos believes that these estimates and forward-looking statements are based upon reasonable assumptions, they are subject to several risks and uncertainties and are made in light of information currently available to Kosmos. When used in this press release, the words “anticipate,” “believe,” “intend,” “expect,” “plan,” “will” or other similar words are intended to identify forward-looking statements. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of Kosmos, which may cause actual results to differ materially from those implied or expressed by the forward-looking statements. Further information on such assumptions, risks and uncertainties is available in Kosmos’ Securities and Exchange Commission (“SEC”) filings. Kosmos undertakes no obligation and does not intend to update or correct these forward-looking statements to reflect events or circumstances occurring after the date of this press release, except as required by applicable law. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release. All forward-looking statements are qualified in their entirety by this cautionary statement.

Contacts

Investor Relations

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nshah@kosmosenergy.com

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Rhys Williams, +1-214-445-9693

rwilliams@kosmosenergy.com

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Media Relations

Thomas Golembeski, +1-214-445-9674

tgolembeski@kosmosenergy.com